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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       FEBRUARY 22, 2006
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                             STRAYER EDUCATION, INC.
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             (Exact name of registrant as specified in its charter)

                                    MARYLAND
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                 (State or other jurisdiction of incorporation)

          0-21039                                     52-1975978
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 (Commission File Number)                  (IRS Employer Identification No.)

 1100 WILSON BOULEVARD, #2500, ARLINGTON, VA                        22209
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   (Address of principal executive offices)                       (Zip Code)

                                 (703) 247-2500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On February 22, 2006, the Company received a letter from Steven B. Klinsky notifying the Company that he will not stand for re-election as a director at the Company's Annual Meeting of Shareholders to be held in May, 2006 because of other business demands on his time. Mr. Klinsky's term will end at the Annual Meeting and he will continue to serve as a director until the
     Annual Meeting.

     Mr. Klinsky's decision not to seek re-election was not because of any disagreements with the Company on any matter relating to the Company's operations, policies or practices. In Mr. Klinsky's letter to the Company's
     Chairman and Chief Executive Officer, Robert S. Silberman, Mr. Klinsky
     stated that: "It has been an absolute pleasure serving on the Board of such a fine institution. I wish you and the entire management team the best as you continue to bring value to your shareholders and students." A copy of
     Mr. Klinsky's letter to the Company is attached as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

 Exhibit  99.01    Letter dated February 21, 2006 from Steven B. Klinsky to the
                    Company

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Strayer Education, Inc.
Date:
February 28, 2006                              By: /s/ Mark C. Brown
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                                               Mark C. Brown
                                               Senior Vice President and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

     EXHIBIT                DESCRIPTION
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99.01                  Letter dated February 21, 2006 from Steven B. Klinsky
                       to the Company

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                                                                   EXHIBIT 99.01
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February 21, 2006

Robert S. Silberman
Strayer Education, Inc.
1100 Wilson Blvd., Suite 2500
Arlington, VA 22209

Dear Rob:

         I am writing to inform you that I have decided not to stand for re-election to the board of Strayer Education, Inc. at this year's annual meeting of shareholders. Given the ever increasing demands on my time at New
Mountain and its various portfolio companies, I believe that this is the best decision at this time.

         It has been an absolute pleasure serving on the Board of such a fine institution. I wish you and the entire management team the best as you continue to bring value to your shareholders and students.

                                             Sincerely,

                                             Steven B. Klinsky